Common Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Common Shareholders' Equity

Note 16 Common Shareholders’ Equity

Common Stock

As of December 31, 2016, Series A Common Shares were convertible, on a share for share basis, into Common Shares and 7,228,651 Common Shares were reserved for possible issuance upon conversion of Series A Common Shares.

The following table summarizes the number of Common and Series A Common Shares issued and repurchased.

	Common Shares	Series A Common Shares	Common Treasury Shares
(Shares in millions)
Balance at December 31, 2013	126	7	24
Repurchase of shares	–	–	2
Dividend reinvestment, incentive and compensation plans	–	–	(1)
Balance at December 31, 2014	126	7	25
Dividend reinvestment, incentive and compensation plans	–	–	(1)
Balance at December 31, 2015	126	7	24
Dividend reinvestment, incentive and compensation plans	–	–	(1)
Balance at December 31, 2016	126	7	23

On August 2, 2013, the Board of Directors of TDS authorized a $250 million stock repurchase program for the purchase of TDS Common Shares from time to time pursuant to open market purchases, block transactions, private purchases or otherwise, depending on market conditions.  This authorization does not have an expiration date.

In November 2009, the Board of Directors of U.S. Cellular authorized the repurchase of up to 1,300,000 Common Shares on an annual basis beginning in 2009 and continuing each year thereafter, on a cumulative basis.  In December 2016, the U.S. Cellular Board amended this authorization to provide that such amount will be any amount from zero to 1,300,000 beginning on January 1, 2017, as determined by the U.S. Cellular Pricing Committee, and that if the Pricing Committee did not specify an amount for any year, such amount would be zero for such year.  The Pricing Committee did not specify any increase as of January 1, 2017.  The Pricing Committee was also authorized to decrease the cumulative amount of the authorization at any time, but has not taken any action to do so at this time.  As a result, there was no change to the cumulative amount of the share repurchase authorization as of January 1, 2017.  As of December 31, 2016, the total cumulative amount of Common Shares authorized to be purchased is 5,900,849.  The authorization provides that share repurchases will be made pursuant to open market purchases, block purchases, private purchases, or otherwise, depending on market prices and other conditions.  This authorization does not have an expiration date.

Tax-Deferred Savings Plan

TDS has reserved 90,341 Common Shares at December 31, 2016, for issuance under the TDS Tax-Deferred Savings Plan, a qualified profit‑sharing plan pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code.  Participating employees have the option of investing their contributions and TDS’ contributions in a TDS Common Share fund, a U.S. Cellular Common Share fund or certain unaffiliated funds.